Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Too, Inc. (the “Company”), on Form 10-K for the fiscal year ended January 29, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William E. May, Executive Vice President and Chief Operating Officer (Principal Financial Officer) of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: April 12, 2005

/s/ William E. May

William E. May

Executive Vice President and Chief Operating Officer

(Principal Financial Officer)